Tax	6 Months Ended
Jun. 30, 2013
Tax
Note 21 Tax

The income tax expense of CHF 475 million recorded in 2Q13 mainly reflected the impact of the geographical mix of results and a tax charge relating to the re-assessment of a pre-existing deferred tax asset in Switzerland due to changes in earnings-mix assumptions in the current year. Overall, net deferred tax assets decreased CHF 374 million to CHF 6,434 million as of the end of 2Q13 compared to 1Q13. The decrease in net deferred tax assets primarily related to earnings.

The presentation of net deferred tax assets related to net operating losses, net deferred tax assets on temporary differences and net deferred tax liabilities is in accordance with ASC Topic 740 – Income Taxes guidance to interim reporting. Nettable gross deferred tax liabilities are allocated on a pro-rata basis to gross deferred tax assets on net operating losses and gross deferred tax assets on temporary differences. This approach is aligned with the underlying treatment of netting gross deferred tax assets and liabilities under the Basel III framework. Valuation allowances have been allocated against such deferred tax assets on net operating losses first with any remainder allocated to such deferred tax assets on temporary differences. This presentation is considered the most appropriate disclosure given the underlying nature of the gross deferred tax balances.

As of June 30, 2013, the Group had accumulated undistributed earnings from foreign subsidiaries of CHF 7.0 billion which are considered indefinitely reinvested. The Group would need to accrue and pay taxes on these undistributed earnings if such earnings were repatriated. No deferred tax liability was recorded in respect of those amounts as these earnings are considered indefinitely reinvested. It is not practicable to estimate the amount of unrecognized deferred tax liabilities for these undistributed foreign earnings.

The Group is currently subject to ongoing tax audits and inquiries with the tax authorities in a number of jurisdictions, including the US, the UK and Switzerland. Although the timing of the completion of these audits is uncertain, it is reasonably possible that some of these audits and inquiries will be resolved within 12 months of the reporting date. It is reasonably possible that there will be a decrease between zero and CHF 3 million in unrecognized tax benefits within 12 months of the reporting date.

The Group remains open to examination from federal, state, provincial or similar local jurisdictions from the following years onward in these major countries: Switzerland – 2009; Brazil – 2008; Japan – 2008; the UK – 2006; the US – 2006; and the Netherlands – 2005.

Effective tax rate

in	2Q13	1Q13	2Q12	6M13	6M12
Effective tax rate (%)
Effective tax rate	29.0	27.0	27.5	27.9	22.2

Reconciliation of taxes computed at the Swiss statutory rate

in	2Q13
Reconciliation of taxes computed at the Swiss statutory rate (CHF million)
Income tax expense computed at the statutory tax rate of 22%	361
Increase/(decrease) in income taxes resulting from
Foreign tax rate differential	96
Other non-deductible expenses	86
Changes in deferred tax valuation allowance	(99)
Lower taxed income	(30)
Income taxable to noncontrolling interests	(43)
Other	104
Income tax expense	475

Foreign tax rate differential

2Q13 included a foreign tax expense of CHF 96 million in respect of profits earned in higher tax jurisdictions, mainly Brazil and the US.

Other non-deductible expenses

2Q13 included non-deductible interest expenses of CHF 58 million and non-deductible bank levy costs and other non-deductible compensation expenses of CHF 28 million.

Changes in deferred tax valuation allowance

2Q13 included the impact of the utilization of valuation allowances of CHF 99 million in respect of three of the Group’s operating entities, two in the UK and one in Asia, relating to current year earnings.

Lower taxed income

2Q13 included a CHF 17 million income tax benefit mainly as a result of foreign branch earnings beneficially impacting the earnings mix and CHF 13 million related to non-taxable life insurance income.

Other

2Q13 included a tax charge of CHF 66 million relating to the decrease of deferred tax assets in one of the Group’s operating entities in Switzerland. This charge is related to the re-assessment of a pre-existing deferred tax asset due to changes in earnings-mix assumptions in the current year. 2Q13 also included a CHF 24 million income tax expense relating to the increase of tax contingency accruals.

Net deferred tax assets

end of	2Q13	1Q13
Net deferred tax assets (CHF million)
Deferred tax assets	6,599	6,968
of which net operating losses	1,857	1,915
of which deductible temporary differences	4,742	5,053
Deferred tax liabilities	(165)	(160)
Net deferred tax assets	6,434	6,808